UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  November 25, 2015

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street

Suite 600

Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02
and 8.01

Results of Operations and Financial Condition and Other Events.

Net income attributable to John Deere Capital Corporation was $121.8 million for the fourth quarter and $498.2 million for the full-year 2015, compared with $154.2 million and $544.2 million for the respective periods last year. The decline for the quarter was primarily due to a decline in the average credit portfolio, higher losses on residual values primarily for construction-equipment operating leases, and less favorable financing spreads, partially offset by lower selling, administrative and general expenses.

The decline for the full year was primarily due to less favorable financing spreads, higher losses on residual values primarily for construction-equipment operating leases and the unfavorable effects of foreign-currency exchange translation, partially offset by growth in the average credit portfolio and lower selling, administrative and general expenses.  Full-year results for 2014 also benefited from a more favorable effective tax rate.

Net receivables and leases financed by JDCC were $32.592 billion and $32.984 billion at October 31, 2015 and 2014, respectively.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

		(99.1)	Press release and supplemental financial information of Deere & Company (Filed herewith)

Items 2.02
and 7.01

Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The schedules of Deere & Company Other Financial Information (Exhibit 99.2) and Fourth Quarter 2015 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 25, 2015, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Todd E. Davies
Todd E. Davies Secretary
Dated: November 25, 2015

Exhibit Index

Number and Description of Exhibit

(99.1)

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Item 9.01 of Deere & Company’s Current Report on Form 8-K dated November 25, 2015, file number (1-4121)). (Filed herewith)

(99.2)

Other Financial Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 25, 2015, file number (1-4121)). (Furnished herewith)

(99.3)

Fourth Quarter 2015 Earnings Conference Call Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 25, 2015, file number (1-4121)). (Furnished herewith)